UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2005

THE SHERWIN-WILLIAMS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-04851	34-0526850

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Prospect Avenue, N.W., Cleveland, Ohio 44115

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (216) 566-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10(A) Form of Restricted Stock Grant Under the 2003 Stock Plan
EX-10(B) Form of Stock Option Grant Under the 2003 Stock Plan
EX-10(C) Management Compensation Program

Item 1.01 Entry into a Material Definitive Agreement.

     On February 2, 2005, the Board of Directors of The Sherwin-Williams Company approved the following actions of the Compensation and Management Development Committee (the “Compensation Committee”) of the Board of Directors with regard to the compensation of the executive officers who were named in the Summary Compensation Table of Sherwin-Williams’ 2004 Proxy Statement and who are expected to be named in the Summary Compensation Table of Sherwin-Williams’ 2005 Proxy Statement:

     2005 Base Salary Increases. The Compensation Committee approved increases to the base salaries of the named executive officers, effective upon each officer’s 2005 annual review date. The base salaries of the named executive officers for 2005 are as follows: C.M. Connor, Chairman and Chief Executive Officer ($1,078,870); J.M. Scaminace, President and Chief Operating Officer ($738,192); S.P. Hennessy, Senior Vice President – Finance and Chief Financial Officer ($434,460); J.G. Morikis, President, Paint Stores Group ($409,604); and L.E. Stellato, Vice President, General Counsel and Secretary ($369,720).

     Annual Incentive Compensation Earned in 2004. The Compensation Committee approved annual cash bonus awards earned during 2004 and paid in 2005 for the named executive officers under The Sherwin-Williams Company Management Incentive Plan. The Management Incentive Plan is part of The Sherwin-Williams Company Management Compensation Program. The bonus awards were earned based upon the achievement of performance goals established early in 2004, which were reviewed and approved by the Compensation Committee. The amounts of the bonus awards are as follows: Mr. Connor ($1,153,000); Mr. Scaminace ($789,000); Mr. Hennessy ($393,000); Mr. Morikis ($378,000); and Mr. Stellato ($338,000).

     Annual Incentive Compensation to Be Earned in 2005. The Compensation Committee approved the following minimum, target and maximum cash bonus award levels, as a percent of salary, for the named executive officers for 2005 under the Management Incentive Plan based upon each such executive officer achieving 75%, 100% and 125%, respectively, of their individual performance goals. The Management Compensation Program was amended to increase the target and maximum bonus awards available under the Management Incentive Plan beginning for bonuses earned for 2005 for certain named executive officers. A copy of the amended Management Compensation Program is filed as Exhibit 10(c) to this Report and is incorporated herein by reference.

	Incentive Award as a Percentage of Base Salary
Named Executive Officer	Minimum	Target	Maximum
C.M. Connor	40	95	140
J. M. Scaminace	40	75	120
S. P. Hennessy	40	75	120
J.G. Morikis	30	60	95
L.E. Stellato	30	60	95

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     The Compensation Committee also approved a threshold company earnings goal and individual performance goals for the named executive officers under the Management Incentive Plan for 2005. Individual performance goals for Messrs. Connor and Scaminace relate to sales, return on equity, diluted earnings per share, free cash flow, working capital and return on sales. Mr. Scaminace has an additional individual performance goal related to the achievement of financial results of acquired businesses. Individual performance goals for Mr. Hennessy relate to sales, return on equity, diluted earnings per share, free cash flow, working capital and budget achievement. Mr. Morikis has individual performance goals related to sales, profit, return on sales, return on assets, financial results of acquired businesses and new store openings. Mr. Stellato’s individual performance goals relate to sales, profit, budget achievement and various legal matters.

     Grant of Restricted Stock. The Compensation Committee approved the grant of the following number of shares of restricted stock to the named executive officers under The Sherwin-Williams Company 2003 Stock Plan: Mr. Connor (53,750); Mr. Scaminace (25,000); Mr. Hennessy (13,750); Mr. Morikis (11,500); and Mr. Stellato (6,250). The shares of restricted stock vest over a four-year period ending on February 1, 2009. The number of shares of restricted stock that will actually vest at the end of the four-year period will range from 0% to 100% based upon Sherwin-Williams’ achievement of specified performance goals relating to average return on average equity and cumulative earnings before interest, taxes, depreciation and amortization over the four-year period.

     In the event of a change of control of Sherwin-Williams, any shares of restricted stock outstanding shall no longer be subject to any substantial risk of forfeiture, vesting requirement or other restrictions. On the date the executive officer ceases to be continuously employed in any participating position at any time during the restriction period, the executive officer shall lose all rights to the restricted stock except as otherwise provided. In the event of death or disability of the executive officer, the executive officer (or his estate) shall be entitled to a certificate for the full number of shares of restricted stock granted. In the event the executive officer’s employment terminates as a result of normal retirement age, all rights of the executive officer to the shares of restricted stock shall continue. In the event the executive officer’s employment terminates as a result of early retirement, the Compensation Committee shall have the right to cancel the executive officer’s rights to the shares of restricted stock, continue such rights in full, or prorate the number of shares of restricted stock granted.

     The grant of restricted stock was made pursuant to the terms of the 2003 Stock Plan and the terms of a Restricted Stock Grant document, a copy of which is filed as Exhibit 10(a) to this Report and incorporated herein by reference. A copy of the 2003 Stock Plan previously was filed as Exhibit 10(a) to Sherwin-Williams’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002 and is incorporated herein by reference.

     Other Compensation Information. Sherwin-Williams will provide additional information regarding the compensation paid to the named executive officers for the 2004 fiscal year in Sherwin-Williams’ proxy statement for the 2005 Annual Meeting of Shareholders, which is expected to be filed with the SEC in March 2005.

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Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are filed with this Report.

Exhibit No.	Exhibit Description

10(a)	Form of Restricted Stock Grant under The Sherwin-Williams Company 2003 Stock Plan (filed herewith).

10(b)	Form of Stock Option Grant under The Sherwin-Williams Company 2003 Stock Plan (filed herewith).

10(c)	The Sherwin-Williams Company Management Compensation Program (filed herewith).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

February 7, 2005	By:	/s/ L.E. Stellato
L.E. Stellato
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10(a)	Form of Restricted Stock Grant under The Sherwin-Williams Company 2003 Stock Plan (filed herewith).

10(b)	Form of Stock Option Grant under The Sherwin-Williams Company 2003 Stock Plan (filed herewith).

10(c)	The Sherwin-Williams Company Management Compensation Program (filed herewith).

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